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BAKERY
DESSERTS

Second Quarter Fiscal 2023 Results Conference Call

January 26, 2023

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Second Quarter 2023 Results

Strong F2Q23 performance led by continued y/y Sales volume growth, disciplined pricing, and improved mix

Reported y/y growth in sales, operating income, net income, adjusted EBITDA and free cash flow

Balanced growth across Lighting and Display Solutions Segments

Net leverage at its lowest level in 7 quarters

Sustained growth across key performance indicators
Net sales +16% y/y; adj. operating income +79% y/y; adjusted net income +80% y/y; supported by continued growth in commercial sales volumes, disciplined pricing

Continued margin rate expansion across segments
Adj. EBITDA margin +250 bps y/y to 10.1% - 2nd consecutive quarter of above 10% EBITDA margin; Lighting segment and Display Solutions EBITDA margin +160 bps y/y and 510 bps y/y, respectively

Focused capital allocation strategy
Reduced total net debt outstanding by $25 million on an LTM basis; Net leverage of 1.3x at 12/31/22; total cash and availability of $33 million

Vertical market strategy driving sustained sales growth
Strong organic share gains in targeted vertical markets; Lighting Segment sales increased 17% y/y, supported by strength across indoor and outdoor; Display Solutions segment sales +15% y/y due to strength in fueling/c-store and grocery/merchandising.

Significant, improved free cash flow generation
Generated more than $30 million in LTM free cash flow through the end of F2Q23; FCF increased $18 million y/y in F2Q23; FCF conversion approaching 70%

Positive momentum entering 2H Fiscal 2023
Outlook encouraging as commercial demand remains active, total backlog remains above prior-year levels and operational execution remains on-point; anticipate positive free cash flow generation to continue; Working towards Fiscal 2023 second-half results to meet or exceed record fiscal 2022 second-half results

CONSOLIDATED FINANCIAL RESULTS

Strong Y/Y Growth in Commercial Volumes, Continued Price Discipline, Improved Sales Mix

Project wins in both existing vertical markets and underserved markets with profitable growth potential

Adjusted EBITDA **+54%** y/y; Adjusted EBITDA margin rate **+250 bps y/y to 10.1%**

Second consecutive quarter of EBITDA margin **above 10%**

80% y/y growth in adjusted net income

Total Net Sales ($M)



$111.1
$128.8
F2Q22
F2Q23

Operating Income ($M)



$4.4
$5.9
$9.0
$10.6
F2Q22
F2Q23
Reported Operating Income
Adjusted Operating Income

Net Income ($M)



$3.1
$4.2
Adj. EPS $0.15
$6.4
$7.6
Adj. EPS $0.26
F2Q22
F2Q23
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



$8.4
Margin Rate 7.6%
$13.0
Margin Rate 10.1%
F2Q22
F2Q23

LIGHTING SEGMENT UPDATE

Strong Y/Y Sales Growth, Margin Expansion; Demand Growth Across Indoor and Outdoor

- **17% y/y** sales growth – leveraging growing position in targeted vertical markets
- Indoor lighting sales **+32% y/y**; Outdoor lighting **+20% y/y**
- Adjusted EBITDA margin **+160 bps** y/y to 12.4%
- Lighting backlog trending **above** prior-year period
- Quoting steady at elevated level

Lighting Segment Sales ($M)


$57.3
$66.8
F2Q22
F2Q23

Lighting Segment Adj. Gross Margin ($M)


$16.9
Margin Rate
29.5%
$20.5
Margin Rate
30.6%
F2Q22
F2Q23

Lighting Segment Adj. Operating Income ($M)


$4.7
$6.9
F2Q22
F2Q23

Lighting Segment Adjusted EBITDA ($M)


$6.2
Margin Rate
10.8%
$8.3
Margin Rate
12.4%
F2Q22
F2Q23

DISPLAY SOLUTIONS SEGMENT UPDATE

500+ bps Y/Y Growth in EBITDA Margin, Driven by Increased Program Volume and Improved Pricing

15% y/y sales growth – strong activity within refueling/c-store and grocery

Proven performance resulted in additional **$12 million F2Q23 order** from a larger grocery chain

Inquiries and design work on prospective new programs **continue at a healthy level**

Adjusted EBITDA margin **+510 bps y/y to 14.4%**



Display Solutions Segment Sales ($M)
$53.9
$62.0
F2Q22
F2Q23



Display Solutions Segment Adj. Gross Margin ($M)
$8.6
Margin Rate
15.9%
$13.7
Margin Rate
22.1%
F2Q22
F2Q23



Display Solutions Segment Adj. Operating Income ($M)
$4.0
$8.0
F2Q22
F2Q23



Display Solutions Segment Adjusted EBITDA ($M)
$5.0
Margin Rate
9.3%
$8.9
Margin Rate
14.4%
F2Q22
F2Q23

DISCIPLINED WORKING CAPITAL MANAGEMENT

Working Capital Decline Driven by Targeted Sequential Reduction in Inventory Levels

Reduced total working capital **6% sequentially**

Reduced total inventory by **9% sequentially**

Continuing supply chain stabilization supports targeted inventory reductions while ensuring availability to meet commercial demand levels



Total Working Capital ($M)
$78.9
$83.4
$84.3
$90.5
$84.9
F2Q22
3Q22
F4Q22
F1Q23
F2Q23



Total Inventory ($M)
$72.0
$78.4
$74.4
$80.5
$73.2
F2Q22
3Q22
F4Q22
F1Q23
F2Q23

CAPITAL ALLOCATION PRIORITIES

Prioritizing Capital Deployment Toward Debt Reduction, Return of Capital, Growth Initiatives

During last 12 months, free cash flow generation in excess of **$30 million**; $18 y/y improvement in F2Q23 free cash flow

During last 12 months, Reduced net debt outstanding by **$25 million**; net leverage declined from 3.1x to **1.3x**

Remain focused on further **debt reduction**, **return of capital** initiatives and **opportunistic growth investments**

Free Cash Flow ($M)(1,2)


FCF Conversion 39%
FCF Conversion 75%
FCF Conversion 76%
FCF Conversion 68%
($9.1)
$3.3
$8.0
$10.1
$8.9
F2Q22
3Q22
F4Q22
F1Q23
F2Q23

Net Debt Outstanding ($M)(3)


$85.7
$83.7
$77.1
$68.5
$60.1
Net Leverage 3.1x
Net Leverage 2.7x
Net Leverage 2.2x
Net Leverage 1.7x
Net Leverage 1.3x
F2Q22
F3Q22
F4Q22
F1Q23
F2Q23

(1) Free cash flow (FCF) defined as adjusted EBITDA less capital expenditures
(2) Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA
(3) Net leverage defined at net debt divided by trailing 12-month Adjusted EBITDA

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three and six months ended December 31, 2022, and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

Non-GAAP RECONCILIATION

LSI Industries	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Net Sales [a]	110,111	127,470	127,069	128,804
Operating Income	5,161	7,175	10,021	9,038
Acquisition costs	21	112	-	-
Consulting Expense: Commercial Growth Initiatives	-	-	303	486
Severance costs/Restructruing costs	5	8	12	33
Stock compensation expense	780	824	551	1,002
Adjusted Operating Income [b]	**5,967**	**8,119**	**10,887**	**10,559**
Depreciation and amortization	2,531	2,494	2,421	2,419
Adjusted EBITDA [c]	**8,498**	**10,613**	**13,308**	**12,978**
Operating Margin % [b] / [a]	5.4%	6.4%	8.6%	8.2%
Adjusted EBITDA Margin % [c] / [a]	7.7%	8.3%	10.5%	10.1%

Non-GAAP RECONCILIATION

Lighting Segment	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Net Sales [a]	57,126	67,786	67,534	66,833
Operating Income	4,959	7,022	9,157	6,755
Severance costs/Restructruing costs	4	5	13	18
Stock compensation expense	104	85	42	113
Adjusted Operating Income	**5,067**	**7,112**	**9,212**	**6,886**
Depreciation and amortization	1,450	1,429	1,387	1,381
Adjusted EBITDA [b]	**6,517**	**8,541**	**10,599**	**8,267**
Adjusted EBITDA Margin % [b] / [a]	**11.4%**	**12.6%**	**15.7%**	**12.4%**

Display Solutions Segment	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Net Sales [c]	52,985	59,683	59,536	61,971
Operating Income	4,556	5,447	6,496	7,761
Severance costs/Restructruing costs	-		-	15
Stock compensation expense	101	139	116	186
Adjusted Operating Income	**4,657**	**5,586**	**6,612**	**7,962**
Depreciation and amortization	1,021	1,005	974	976
Adjusted EBITDA [d]	**5,678**	**6,591**	**7,586**	**8,938**
Adjusted EBITDA Margin % [d] / [c]	**10.7%**	**11.0%**	**12.7%**	**14.4%**

Corporate Segment	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Operating Loss	(4,354)	(5,330)	(5,639)	(5,480)
Acquisition costs	21	112	-	-
Consulting Expense: Commercial Growth Initiatives	-	-	303	486
Severance costs/Restructruing costs	1	3	-	-
Stock compensation expense	575	599	394	703
Adjusted Operating Loss	**(3,757)**	**(4,616)**	**(4,942)**	**(4,291)**
Depreciation and amortization	60	60	60	62
Adjusted EBITDA	**(3,697)**	**(4,556)**	**(4,882)**	**(4,229)**

Non-GAAP RECONCILIATION

Three Months Ended December 31				(In thousands, except per share data)	Six Months Ended December 31			
2022		2021			2022		2021	
	Diluted EPS		Diluted EPS	Reconciliation of net income to adjusted net income		Diluted EPS		Diluted EPS
$ 6,417	$ 0.22	$ 3,105	$ 0.11	Net income as reported	$ 12,678	$ 0.44	$ 6,238	$ 0.22
785	0.03	867	0.03	Stock compensation expense	1,341	0.05	1,274	0.05
-	-	269	0.01	Acquisition costs	-	-	269	0.01
27	-	-	-	Severance costs	38	-	-	-
399	0.01	-	-	Consulting expense: Commercial Growth Initiatives	647	0.02	-	-
$ 7,627	$ 0.26	$ 4,241	$ 0.15	Net income adjusted	$ 14,704	$ 0.51	$ 7,781	$ 0.28


VALLEY ROOTS

For additional questions,
please contact 720.778.2415

Thank you,

LSI Investor Relations